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                                                                    Exhibit 10.6

                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                  ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD,

                                       and

                          THE SHAREHOLDERS NAMED HEREIN

                                   ----------

                        Dated as of _______________, 2006

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          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of
________, 2006, by and among Allied World Assurance Company Holdings, Ltd (the "Company"), and the Specified Shareholders (as hereinafter defined) named in
Schedule I. Certain capitalized terms used in this Agreement are defined in
Article I. Unless otherwise indicated, references to articles and sections shall be to articles and sections of this Agreement.

          WHEREAS, the Specified Shareholders are the holders of Common Stock and, in the case of the Founders, warrants to acquire shares of Common Stock; and

          WHEREAS, the Company has agreed to provide the registration rights set forth herein;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          For purposes of this Agreement, the terms defined other than in this
Article I shall have the meanings indicated and the following terms shall have the following meanings:

          (a) "Affiliate" shall mean with respect to any Person, any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For all purposes of this Agreement, any Common Stock or other security of the Company that is acquired, held or owned by, or Transferred to, an Affiliate of a Specified Shareholder, which Affiliate holds such Common Stock or security for the benefit of a Person (including a customer of such Affiliate) that is not an Affiliate of such Specified Shareholder, shall be deemed in all cases to have been acquired, held or owned by, or Transferred to, as the case may be, such Person or customer, and not such Affiliate.

          (b) "AIG" shall mean American International Group, Inc., and its successors.

          (c) "Beneficial Ownership" shall have the meaning ascribed to such term in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that, solely for the purpose of determining "Beneficial Ownership," (i) a Person shall be deemed to have "Beneficial Ownership" of all shares of Common Stock that such Person has the right to acquire, whether such right is exercisable immediately or only, after the passage of time, (ii) shares of Voting Common Stock and Non-Voting Common Stock shall be deemed to be part of a single class of Common Stock and (iii) "Beneficial Ownership" shall be determined without regard to any disclaimer of beneficial ownership and without regard to the fact that the Common Stock is not registered under the Exchange Act. Correlative meanings shall also be ascribed to the terms "Beneficially Own" and "Beneficial Owner".

          (d) "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

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          (e) "Business Day" shall mean any day other than a Saturday or Sunday which is not a day on which banking institutions in New York City or Bermuda are authorized or obligated by law or executive order to close.

          (f) "Chubb" shall mean The Chubb Corporation, and its successors.

          (g) "Closing Price" of the Common Stock on any date of determination means the daily closing sale price (or, if no closing sale price is reported, the last reported sale price) for the Common Stock as reported on the New York Stock Exchange or, if the Common Stock is not traded on the New York Stock Exchange on any such date, as reported in the composite transactions for the principal United States securities exchange or market on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange or market, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization.

          (h) "Common Stock" shall mean all Voting Common Stock and Non-Voting Common Stock issued from time to time, together with any other class of stock of the Company hereinafter created, and all shares of capital stock issued in exchange therefor, in replacement thereof or otherwise in respect thereof, including Warrant Shares but excluding the Warrants and other rights to acquire capital stock.

          (i) "Current Market Price" per share of Common Stock as of any date of determination means the average Closing Price of a share of Common Stock during any 15 consecutive Trading Days ending within 30 days prior to but not including such date.

          (j) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (k) "Founder" shall mean any of AIG, Chubb or the Goldman Sachs Funds (collectively referred to herein as the "Founders") and shall include any successor to a Founder.

          (l) "Fully Diluted Basis" shall mean (i) with respect to the shares of Common Stock outstanding on any date, the total number of shares of Common Stock previously issued and then held by all Persons other than the Company and its subsidiaries, plus the total number of Warrant Shares issuable upon exercise of all Warrants and the total number of all other shares of Common Stock issuable upon the exercise, conversion or exchange of any securities (other than Warrants) previously issued by the Company and then held by all Persons (but only, in the case of such securities other than Warrants, to the extent that such other securities are exercisable, convertible or exchangeable by their terms on such date); and (ii) with respect to the shares of Common Stock held or owned by any Person as of any date, the number of such shares then held by such Person, plus all Warrant Shares issuable upon exercise of Warrants then held by such Person and all other shares of Common Stock issuable upon exercise, conversion or exchange of securities (other than Warrants) previously issued and then held by such Person (but only, in the case of such securities other than Warrants, to the extent that such other securities are exercisable, convertible or exchangeable by their terms on such date).

          (m) "Goldman Sachs Funds" shall mean, collectively, GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 Employee Fund,


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L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG, Stone Street Fund
2000, L.P. and Bridge Street Special Opportunities Fund 2000, L.P. and their respective successors, but shall not include any transferee of shares of Common Stock held by the Goldman Sachs Funds.

          (n) "Non-Voting Common Stock" shall mean the Company's authorized shares of Non-Voting Common Stock, U.S. $0.03 par value.

          (o) "Operating Company" shall mean Allied World Assurance Company, Ltd, a limited liability company organized under the laws of Bermuda, including any successor thereto.

          (p) "Ownership Limits" shall refer to the ownership limits on the Company's securities contained in the Company's bye-laws.

          (q) "Person" shall mean any firm, corporation, partnership or other business, entity or person.

          (r) "prospectus" shall mean a prospectus relating to a registration statement (including, where applicable, a prospectus filed in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented, and all materials incorporated by reference in such prospectuses.

          (s) "Registered Public Offering" shall mean a public offering of Common Stock (for the account of the Company and/or other Person(s)) that is effected pursuant to an effective registration statement under the Securities Act and on a firm-commitment, underwritten basis, including any block trade of Common Stock on a firm-commitment, underwritten basis, after the Company's initial Registered Public Offering. A Registered Public Offering shall be deemed to have been consummated when the shares of Common Stock to be purchased by the underwriters from the Company and/or from any other participating sellers have been delivered to and paid for by the underwriters.

          (t) "Registrable Securities" shall mean (i) any shares of Common Stock, (ii) any shares of Common Stock issued pursuant to, or issuable upon exercise of, the Warrants, and (iii) any shares of Common Stock issued in exchange for, in replacement of or otherwise in respect of any such shares in clauses (i) and (ii) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (1) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (2) when such securities have been sold under Rule 144 under the Securities Act or (3) (a) in the case of unissued shares issuable pursuant to the Warrants, upon expiration of such Warrants, and (b) otherwise, when such shares of Common Stock shall have ceased to be outstanding.

          (u) "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with the demand rights set forth in Section 2.1 and the piggy-back rights set forth in Section 2.4, including: (1) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (2) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for


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the underwriters in connection with blue sky qualifications of the Registrable
Securities), (3) the cost of printing or preparing any registration statement, prospectus, offering circular, agreement among underwriters, underwriting agreement, blue sky memorandum, share certificates and any other documents in connection with the offering, purchase, sale and delivery of the Registrable Securities, (4) the costs and charges of any transfer agent and registrar and any custodian or attorneys-in-fact appointed to act on behalf of the Sellers,
(5) all messenger and delivery expenses, (6) the reasonable fees and disbursements of counsel for the Company and the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (7) the cost of listing Registrable Securities on a U.S. securities exchange or having them included for quotation in the Nasdaq Market in connection with the offering, (8) the reasonable fees and expenses of one counsel selected to represent the Sellers in connection with a Registered Public Offering as provided in Section 2.8(c) and (9) the fees and expenses of a QIU payable to the extent provided in
Section 2.7(o). Notwithstanding the foregoing, the term Registration Expenses shall not include the fees and expenses of any counsel retained by one or more Sellers (other than pursuant to Section 2.8(c)), or any underwriting discounts, commissions and transfer taxes relating to the sale or disposition of Registrable Securities for the account of one or more Sellers, nor will it include the compensation of regular employees of the Company or any Specified Shareholder, which shall be paid by the Company and such Specified Shareholder, respectively, in any event.

          (v) "Related Person" shall mean, (a) with respect to any individual, any other individual who is related to such individual as a sibling, spouse or former spouse, is a direct lineal descendant or ancestor by birth or adoption of such individual or is a spouse of such descendant or ancestor, or any foundation, charitable organization or trust established by or for the benefit of any of the foregoing and (b) with respect to any foundation, charitable organization or trust, the individuals for which such foundation, organization or trust has been established.

          (w) "SEC" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

          (x) "Securitas Capital Fund" shall mean Securitas Allied Holdings, Ltd, and its successors.

          (y) "Securities Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (z) "Specified Shareholder" shall mean any of AIG, Chubb, the Goldman Sachs Funds or Securitas Capital Fund (collectively referred to herein as the "Specified Shareholders") and shall include any successor to a Specified Shareholder.

          (aa) "Trading Day" shall mean a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.


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          (bb) "Transfer" shall mean the direct or indirect, sale, assignment, transfer or disposition otherwise of, or pledge or encumbrance otherwise, of any shares of Common Stock by a Specified Shareholder.

          (cc) "Transferor" shall mean a Specified Shareholder who effects a Transfer.

          (dd) "Voting Common Stock" shall mean the Company's authorized shares of Voting Common Stock, U.S. $0.03 par value.

          (ee) "Warrant" shall mean the warrants to acquire additional shares of Common Stock granted or to be granted by the Company to the Founders.

          (ff) "Warrant Shares" shall mean, as of any date, shares of Common Stock that have been issued upon exercise of unexpired Warrants.

                                   ARTICLE II

                               REGISTRATION RIGHTS

     Section 2.1. Demand Registration. (a) Subject to Section 2.2, at any time beginning six months after the effective date of the Company's initial public offering of common shares, any one Specified Shareholder (a "Demanding Shareholder"), but only, in the case of Securitas Capital Fund, with respect to one Registered Public Offering as provided in Section 2.1(b), shall have the right to require the Company to use its reasonable best efforts to fulfill such requirements as may be necessary to permit a Registered Public Offering (on a firm-commitment, underwritten basis) of Registrable Securities for the account(s) of Specified Shareholders, by delivering written notice of such demand to the Company specifying the number of Registrable Securities that are held of record, and are proposed to be sold in such offering, by the Demanding Shareholder (a "Demand Request"). If more than one Demand Request is submitted to the Company before the Company delivers a Notice of Demand Request in respect thereof pursuant to, and as defined in, Section 2.1(c), then all such Demand Requests and their Demanding Shareholders shall be treated collectively, as a single Demand Request and a single Demanding Shareholder, respectively, provided that, if a Demand Request is permitted to be withdrawn under Section 2.2(a), (b) or (c), and if such request involves individual Demand Requests that have been submitted by more than one Demanding Shareholder and are being treated collectively as a single Demand Request under this sentence, then each such Demanding Shareholder that submitted such an individual request shall be entitled to withdraw its own individual request, and its determination whether or not to withdraw shall apply solely with respect to its own individual request, provided, further, that any such individual request or requests that are not withdrawn need not be withdrawn and shall continue to be counted as a single Demand Request as long as, collectively, they satisfy any requirement that may apply under Section 2.1(b) and, if they do not, they shall be deemed to have been withdrawn as well, and, provided, further, that all Joining Requests (as defined below) shall (except as provided in the next sentence) remain in effect as long as any one or more of such individual Demand Requests remain in effect. Notwithstanding the foregoing, a Founder (or, solely with respect to one Registered Public Offering, Securitas Capital Fund as provided in Section 2.1(b)) making a


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Joining Request shall have the right to withdraw such request if at such time a
Demand Request is permitted to be withdrawn under Section 2.2(a), (b) or (c).

          (b) Notwithstanding the foregoing, if the total number of Registrable Securities specified in any Demand Request is less than a number of shares of Common Stock equal to the lesser of (i) 10% of all shares of Common Stock outstanding as of the date of such Demand Request, or (ii) shares of Common Stock having a value of $100 million, based on the Current Market Price as of the date of such Demand Request, then neither the rights of any Specified Shareholder, nor the obligations of the Company set forth in this Article II, shall arise in respect of such Demand Request(s), which shall be deemed null and void and without effect and will not be counted as a Demand Request for any purpose hereunder. Notwithstanding any provision hereof, Securitas Capital Fund shall be entitled to make a Demand Request only once (whether or not any such request is joined with another Demand Request made by a Founder, but excluding any such request that is withdrawn and nullified pursuant to Section 2.2(a), (b) or (c)), and all rights that Securitas Capital Fund may have under this Article II in its capacity as a Seller Specified Shareholder (as defined below) shall apply solely with respect to one Registered Public Offering as to which it has made an effective Demand Request.

          (c) The Company shall give prompt written notice (the "Notice of Demand Request") of its receipt of any such Demand Request to all Specified Shareholders who hold of record any Registrable Securities and thereupon the Company shall use its reasonable best efforts to effect the registration under the Securities Act of: (i) the Registrable Securities included in the Demand Request for disposition in a firm-commitment, underwritten public offering; and
(ii) all other Registrable Securities as to which Specified Shareholders who are the holders thereof shall have made a written request (a "Joining Request") to the Company for registration thereof within fifteen (15) days after the transmittal of such Notice of Demand Request by the Company, in each case as necessary to permit such holders, together with a Demanding Shareholder (each, a "Seller" and, collectively, the "Sellers"), to sell Registrable Securities in such firm-commitment, underwritten public offering.

     Section 2.2. Limitations on Obligations of the Company. The Company's obligations pursuant to Section 2.1 above are subject to the following limitations and conditions:

          (a) the Company shall not be obligated to file a registration statement, or otherwise fulfill the requirements of Section 2.1, in response to a Demand Request made (i) at any time within six (6) months after a Registered Public Offering effected in response to a prior Demand Request has been consummated (or after an offering proposed in response to a prior Demand Request has been terminated or abandoned without such prior Demand Request having been withdrawn and nullified pursuant to Section 2.2(a), (b) or (c)), or (ii) at any time when the Company is using its reasonable best efforts to effect a Registered Public Offering pursuant to Section 2.1 or 2.4 but such a Registered Public Offering has not been consummated, terminated or abandoned; provided that, if an offering proposed to be effected in response to such Demand Request is terminated or abandoned (A) due to the failure of the Company to perform its obligations hereunder in any material respect or (B) due to a material decline in the market price of the Common Stock, a material change in or affecting the business or affairs of the Company or the Operating Company or the insurance industry, or a material change in U.S. or international financial, political, economic or securities market conditions that, in the good faith judgment of


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the managing underwriter, after consultation with the Company and each Specified
Shareholder that proposes to sell Common Stock in such offering (a "Seller Specified Shareholder", provided that such term shall include Securitas Capital Fund only with respect to one Registered Public Offering as to which it has made an effective Demand Request as provided in Section 2.1(b) and shall not include Securitas Capital Fund in respect of any other offering), would prevent or materially interfere with the successful completion of the offering, then, in either case (A) or (B), the Demanding Shareholder may withdraw such Demand Request and, subject to the last two sentences in Section 2.1(a), such Demand Request shall not be counted as a Demand Request for any purpose hereunder and, together with any Joining Request related thereto, shall be null and void and of no further effect;

          (b) if a Demand Request is made in any period during which the Board of Directors has determined, in its sole discretion, that filing a registration statement (or, if one has been filed, that proceeding otherwise to fulfill the requirements of Section 2.1) in response to such Demand Request would not be in the best interests of the Company (because the negotiation or consummation of a transaction by the Company is pending or other circumstances have arisen, which negotiation, consummation or other circumstances would require disclosure by the Company in the registration statement of material information that the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement might cause the registration statement to fail to comply with applicable disclosure requirements, or because the Company wishes to proceed with an offering of securities for its own account or with a recapitalization, business combination or transaction involving a distribution of its securities), then the Company may decline to proceed with such filing or fulfilling such requirements for such period of time as the Board of Directors may determine, which period shall not in any event exceed 120 days during any 12-month period, provided that if, prior to the expiration of any period of time referred to in this Section 2.2(b), the Demanding Shareholder withdraws such Demand Request, subject to the last two sentences in Section 2.1(a), such request shall not be counted as a Demand Request for any purpose hereunder and, together with any Joining Request related thereto, shall be deemed null and void and of no further effect;

          (c) the Company shall be entitled to select any nationally recognized investment bank(s) to be the managing underwriter(s) for each Registered Public Offering in its sole discretion (subject to contractual commitments it may have with respect thereto) and, in consultation with such managing underwriter(s) and each Seller Specified Shareholder, to approve the terms and conditions of each such offering (including the public offering price and the price paid by the underwriters); provided that, if all Seller Specified Shareholders notify the Company that such terms and conditions are unacceptable (or if all Seller Specified Shareholders approve such terms and conditions but the Company does not), the Demanding Shareholder may promptly withdraw its Demand Request, in its sole discretion, whereupon, subject to the last two sentences in Section 2.1(a), such Demand Request shall not be counted as a Demand Request for any purpose hereunder and, together with any Joining Request, shall be deemed null and void and of no further effect; and provided, further, that without limiting the foregoing provisions of this paragraph regarding consultation and approval or disapproval of the terms and conditions of any such Registered Public Offering, in connection with any Registered Public Offering effected pursuant to Section
2.1 in which Registrable Securities held by the Goldman Sachs Funds represent 20% or more of the Registrable Securities that are proposed to be sold in such


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Registered Public Offering, the Goldman Sachs Funds shall be entitled to appoint
Goldman, Sachs & Co. to act as the lead managing underwriter for such Registered Public Offering (notwithstanding the fact that the Company's preexisting contractual commitment to Goldman, Sachs & Co. may have expired or been terminated);

          (d) in connection with any Registered Public Offering, the Company may require the underwriters to use their best efforts to sell their offered securities in such a manner as does not, to their knowledge, result in any Person owning Common Stock in excess of the Ownership Limits; and

          (e) the number of shares of Common Stock to be sold in any Registered Public Offering shall not exceed the number which the managing underwriters consider, in good faith (after consultation with the Company and all Seller Specified Shareholders), based on market conditions and other relevant factors, to be the maximum number that may be sold at a price acceptable to all Seller Specified Shareholders (the "Maximum Number"), and shares of Common Stock shall be allocated among Specified Shareholder participants to give effect to this limit as provided in Section 2.5.

     Section 2.3. Underwriters' Lockup. (a) With respect to the first two Registered Public Offerings, each of the Specified Shareholders and the Company hereby agrees (such agreement with respect to each such offering, an "Underwriters' Lockup"), for a period beginning on and including the pricing date for, and ending on but excluding a day not later than the 90th day following the consummation of such offering, whether or not effected pursuant to this Article II, and whether or not such Specified Shareholder is participating or entitled to participate in such offering, to the extent requested by the managing underwriter of such offering, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, whether then owned directly by the Specified Shareholder (including holding as a custodian) or with respect to which the Specified Shareholder has Beneficial Ownership. Notwithstanding the foregoing, no Underwriters' Lockup shall prohibit the following:

               (i) in the case of the Company, issuances of Common Stock upon the exercise of then previously issued Warrants, options or other rights, pursuant to an employee benefit plan or agreement and in the Registered Public Offering to which the Underwriters' Lockup applies, and any other transaction permitted by the managing underwriters for such offering;

               (ii) in the case of any Specified Shareholder, (A) Transfers made in the Registered Public Offering to which the Underwriters' Lockup applies, (B) a bona fide gift or gifts, (C) Transfers made to any trust for the direct or indirect benefit of such Specified Shareholder or (if applicable) the immediate family of such Specified Shareholder, or (D) Transfers made to any Affiliate or Related Person of such Specified Shareholder; and provided, that any such Transfer pursuant to clauses (B) through (D) above shall not involve a disposition for value and that the Transferor in the case of a Transfer pursuant to any of clauses (B) through


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(D) agrees in writing to be bound by the restrictions set forth in this Section
2.3 with respect to such offering; and

               (iii) Transfers with the prior written consent of the managing underwriter acting as such in respect of the Registered Public Offering; provided, however, that if, during any period prior to the expiration of the Underwriters' Lockup, the managing underwriter consents to any Transfer by a Specified Shareholder holding 7.5% or more of the Common Stock then outstanding on a Fully Diluted Basis, the managing underwriter shall thereafter give consent to any Transfer that would otherwise be prohibited by the Underwriters' Lockup by any other Specified Shareholder and/or the Company, to the extent that it or any one of them elect(s) to effect a Transfer during such period.

          (b) Notwithstanding the foregoing, at any time after one Registered Public Offering has been consummated, any Specified Shareholder that, together with its Affiliates, owns shares of Common Stock on a Fully Diluted Basis representing less than 1% of all Common Stock outstanding on a Fully Diluted Basis shall no longer be subject to this Section 2.3. With respect to any Registered Public Offering, the Underwriters' Lockup shall become effective automatically upon prior notice of the pricing date given by the Company to the Specified Shareholders, but shall terminate automatically in the event that the offering is terminated or abandoned prior to the consummation thereof.

          (c) Notwithstanding anything herein to the contrary, no Underwriters' Lockup will limit or restrict the ability of Goldman, Sachs & Co., Goldman Sachs Execution & Clearing, L.P. or their respective affiliates (other than the Goldman Sachs Funds) to engage in brokerage, investment advisory, investment company, financial advisory, principal investing, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities (including any hedging or other transactions incidental thereto) conducted in the ordinary course of their and their affiliates' businesses, other than for or on behalf of any shareholder party hereto.

     Section 2.4. "Piggy-Back" Rights. If the Company registers shares of Common Stock under the Securities Act on a registration statement on Form S-1 or Form S-3 (or an equivalent general registration form then in effect) for purposes of a firm-commitment, underwritten public offering of Common Stock (other than issuances pursuant to any employee benefit plan or agreement, an exercise of Warrants or other rights to acquire Common Stock or any merger, amalgamation, recapitalization, exchange offer or other similar transaction and other than pursuant to Section 2.1), the Company shall give prompt written notice of such offering to each Specified Shareholder who holds of record Registrable Securities. Subject to Section 2.2, upon the written request of any such Specified Shareholder, given within 10 days after the transmittal of any such written notice (which request shall specify the Registrable Securities intended to be disposed of by such Specified Shareholder), the Company will use its reasonable best efforts to include in such Registered Public Offering any or all of the Registrable Securities then owned by such Specified Shareholder (and so specified in such request) to the extent necessary to permit the sale or other disposition of such Registrable Securities by such Specified Shareholder (each, also a "Seller"), provided that any participation in such offering by each Seller shall be on substantially the same terms as the Company's participation therein (to the extent the Company participates therein), and provided, further, that the number of Registrable Securities to be


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included in any such Registered Public Offering, together with any other shares of Common Stock that the Company wishes to be included for its own or any other Person's account, shall not exceed the Maximum Number, and shares of Common Stock shall be allocated to give effect to this proviso as provided in Section
2.5. Any Seller shall have the right to withdraw a request to include Registrable Securities in any Registered Public Offering pursuant to this
Section 2.4 by giving written notice to the Company of its election to withdraw such request, but only if the Company receives notice of such withdrawal at least 15 days before it proposes to price the offering. The Company may terminate or abandon any proposed Registered Public Offering that is not effected in response to a Demand Request at any time and for any reason in its sole discretion.

     Section 2.5. Allocation of Securities Included in a Registered Public Offering. If the managing underwriter for any Registered Public Offering effected pursuant to Section 2.1 or Section 2.4 shall advise the Company and the Seller Specified Shareholders in writing that the number of shares of Common Stock sought to be included in such offering (including those sought to be offered by the Company or by any other Person) exceeds the Maximum Number, the Company shall allocate shares of Common Stock to be included in such offering pursuant to the following procedures:

          (a) if such Registered Public Offering is effected pursuant to Section 2.1, (i) first, Registrable Securities included in the Demand Request and any Joining Requests shall be allocated pro rata among the Sellers in proportion to the respective numbers of Registrable Securities held by such Sellers on a Fully Diluted Basis (but not to exceed, with respect to any such Seller, the number of Registrable Securities included by such Seller in such Seller's Demand Request or Joining Request, as the case may be), with the unused portion of any allocation made pursuant to this clause (i) being reallocated among the Sellers whose allocations are smaller than the amounts of Registrable Securities they have included in such requests ("Cutback Sellers") pro rata in proportion to such Cutback Sellers' respective numbers of such Registrable Securities on a Fully Diluted Basis, and repeating the procedure set forth in this clause (i) until the Maximum Number is reached or, if earlier, all Registrable Securities sought to be included in such offering by the Sellers are allocated; and (ii) second, if the number of securities to be included in the Registered Public Offering pursuant to clause (i) above is less than the Maximum Number, any additional securities sought to be included by the Company for its own account or that of any other Person; provided, however, that if three prior Demand Requests have been made (and not withdrawn and nullified pursuant to Section 2.2(a), (b) or (c) or rendered ineffective pursuant to Section 2.1(b)) as of the date of the pricing of such offering, then the Company shall receive an initial allocation of shares of Common Stock, prior to any allocations pursuant to clause (i) above, equal to the lesser of (A) the number of shares of Common Stock sought to be included by it in such offering for sale for its own account, and (B) 25% of the Maximum Number, and the allocations pursuant to clause (i) shall be adjusted such that they apply to the balance of the Maximum Number, and provided, further, that the Maximum Number is not exceeded, or

          (b) if such Registered Public Offering is pursuant to Section 2.4, (i) first, Common Stock sought to be included by the Company for its own account,
(ii) second, if the number of shares of Common Stock to be registered under clause (i) is less than the Maximum Number, Registrable Securities sought to be included by Sellers pursuant to proper written requests shall be allocated pro rata among the Sellers in proportion to the respective numbers of Registrable Securities held by such Sellers on a Fully Diluted Basis (but not to exceed, with respect to any such Seller, the number of Registrable Securities included by such Seller in such Seller's written request), with the unused portion of any allocation made pursuant to this clause
(ii) being reallocated among the Cutback Sellers pro rata in proportion to such Cutback Sellers' respective numbers of such Registrable Securities on a Fully Diluted Basis, and repeating the procedure set forth in this clause (ii) until the Maximum Number is reached or if earlier, all Registrable Securities sought to be included in such offering by the Sellers are allocated; and (iii) third, if the number of shares of Common Stock to be included in the offering pursuant to clauses (i) and (ii) above is less than the Maximum Number, any additional shares of Common Stock sought to be included by the Company for the account of any Persons, up to the Maximum Number.

Subject to the Ownership Limits, any shares of Common Stock to be sold for the account of a Seller in a Registered Public Offering may include any shares of Common Stock issuable upon the exercise of Warrants or other rights, provided that such Seller has given the Company written notice of its intention to exercise such rights (which may be made subject to sale of the underlying shares in the offering) no later than the date of the Demand Request or other required notice specifying a number of shares of Common Stock for inclusion in the offering for the account of such Seller.

     Section 2.6. Indemnification. (a) In the event that the Company shall effect any registration under the Securities Act of any shares of Common Stock pursuant to Section 2.1 or Section 2.4 of this Agreement, the Company shall indemnify and hold harmless, to the extent permitted by law, any Seller whose Registrable Securities are included in such registration statement and any underwriter or placement agent (each an "underwriter", provided that such term shall not be deemed to include a seller acting in its capacity as a Seller hereunder) of such Registrable Securities, against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof ("Claims"), to which such indemnified party may become subject, under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or any preliminary or final prospectus contained therein, or any amendment or supplement to the registration statement or any such prospectus (collectively, "Registration Documents", which term shall be deemed to include documents incorporated therein by reference), or insofar as such Claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim as such expenses are incurred; provided that the Company shall not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use in the preparation of such Registration Document.

          (b) In connection with any registration in which any Seller is participating, each Seller, severally and not jointly, shall indemnify, to the extent permitted by law, and hold harmless the Company and each other Seller and each underwriter against any Claims to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that such indemnification shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by such Seller specifically for use in the preparation thereof.

          (c) Any Person entitled to indemnification under Section 2.6(a) or (b) above shall notify promptly the indemnifying party in writing of the commencement of any Claim if a claim for indemnification in respect thereof is to be made against an indemnifying party under this Section 2.6, but the failure so to notify shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under Section 2.6(a) or (b), except to the extent that the indemnifying party has actually been prejudiced by such failure. In case any action is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense thereof with counsel satisfactory to the indemnified party; and, after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, the Company shall not be obligated to pay the expenses of more than one counsel (plus one local counsel) for all indemnified parties in respect of any one Claim or action or group of similar Claims or actions.

          (d) If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless, an indemnified party in respect of any Claim, (i) if the indemnified party is an underwriter, then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the Sellers and the Company, on the one hand, and the indemnified party, on the other, from the offering of securities to which such Registration Documents relate, (ii) as between the Company and each Seller, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other, in connection with the statements or omissions that resulted in such Claims, as well as any other relevant equitable considerations. If, however, the allocation provided in clause (i) of the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such Claims as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Company, on the one hand, and by the underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the securities of the Company (before deducting expenses) received by the Sellers and the Company, on the one hand, bear to the total underwriting discounts and commissions received by the underwriters on the other hand, in connection with such offering. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) As a condition to their obligations under this Section 2.6, each of the Company and the Sellers shall have received from each underwriter of Registrable Securities included in a registration statement filed under the Securities Act pursuant to Section 2.1 or 2.4 an undertaking to indemnify and hold harmless, to the extent permitted by law, the Company and the Sellers against (or if such indemnity is unavailable or is insufficient to hold harmless an indemnified party, to provide contribution, on substantially the same basis provided to such underwriter in accordance with Section 2.6(d), in respect of) any Claims to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that such indemnification (or contribution, as the case may be) shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by such underwriter specifically for use in the preparation thereof. Notwithstanding the foregoing, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter otherwise has been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The obligation of any underwriters to provide indemnification (or contribution, as the case may be) pursuant to this paragraph (e) shall be several in proportion to their respective underwriting commitments and not joint.

          (f) The obligations of the Company pursuant to this Section 2.6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee and general partner of any underwriter or Seller and to each Person, if any, who controls any underwriter or Seller within the meaning of the Securities Act. The obligations of each Seller pursuant to this Section 2.6 shall be in addition to any liability which such Seller may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee and general partner of the Company, any underwriter or any other Seller and to each Person, if any, who controls the Company, any underwriter and any other Seller within the meaning of the Securities Act. The obligations of any underwriter pursuant to this Section 2.6 shall be in addition to any liability which such underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee and general partner of the Company or any Seller and to each Person, if any, who controls the Company or any Seller within the meaning of the Securities Act.

     Section 2.7. Requirements with Respect to Registration. Subject to Section 2.2, if and whenever the Company is required by the provisions of this Article II to use its reasonable best efforts to register any Registrable Securities under the Securities Act, the Company shall, as promptly as practicable:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and to comply with the provisions of the Securities Act, and any regulations promulgated thereunder, with respect to the sale or disposition of such Registrable Securities, but in no event shall the Company be required to do so for a period of more than nine (9) months following the effective date of the registration statement;

          (c) furnish, to the Sellers participating in the Registered Public Offering, copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the Securities Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of such Registrable Securities, but only while the Company is required under the provisions hereof to keep the registration statement current;

          (d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as the Sellers participating in the offering or the managing underwriter shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Seller or underwriter to consummate the disposition of the Registrable Securities in such jurisdictions; provided, however, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified; to execute or file any general consent to service of process under the laws of any jurisdiction; to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the securities covered by the registration statement; or to subject itself to taxation in any jurisdiction where it has not theretofore done so unless the Company shall have received a reasonably satisfactory indemnity in respect thereto;

          (e) notify each Seller selling Registrable Securities, at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Seller selling Registrable Securities and each underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (f) as soon as practicable after the effective date of such registration statement, and in any event within eighteen (18) months thereafter, make generally available to Sellers participating in the Registered Public Offering an earning statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, including at the Company's option, Rule 158 thereunder;

          (g) deliver promptly to each Specified Shareholder that is a Seller participating in the offering and to one attorney (if any) who has been selected to represent all Sellers participating in the offering pursuant to Section 2.8(c), upon such Specified Shareholder's or such counsel's written request, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit each such Seller to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary. Each such Seller agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation;

          (h) provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement, which transfer agent and registrar may be the Company, subject to any applicable law or regulations;

          (i) obtain an opinion from the Company's counsel and "cold comfort" letters from the Company's independent public accountants (including one letter when such registration statement goes effective and one at the closing) in customary form and covering such matters of the type customarily covered by such opinions and "cold comfort" letters;

          (j) use its reasonable best efforts to have such Registrable Securities listed or included for quotation, as the case may be, on the market that at such time is the primary market for the Common Stock as determined by the Board of Directors in its sole discretion;

          (k) make available its employees and personnel (including senior executive officers of the Company) to the managing underwriters for meetings with prospective investors and otherwise provide assistance and cooperation in connection with any road show or other marketing efforts with respect to an offering or sale of the Registrable Securities (in each case, at such time and under such circumstances as would not unreasonably disrupt the conduct of the business of the Company or the Operating Company);

          (l) make available for inspection by any Specified Shareholder including Registrable Securities in such registration, any managing underwriter participating in such disposition pursuant to such registration statement, the attorney, accountant or other agent representing any such Specified Shareholder or managing underwriter in connection with such registration and such counsel (if any) as may be appointed to represent all Sellers pursuant to Section 2.8(c), all financial and other records, pertinent corporate documents and properties of the Company, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by such Specified Shareholder, managing underwriter or attorney in connection with such registration statement (in each case, at such time and under such circumstances as would not unreasonably disrupt the conduct of the business of the Company or the Operating Company);

          (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

          (n) if required by the underwriters for any underwritten offering pursuant to this Article II, the Company and each Seller participating in such offering shall enter into an underwriting agreement with the managing underwriter, and each such Seller shall sell its Registrable Securities on the basis provided in such underwriting agreement and shall execute and deliver its shares and all questionnaires, powers of attorney, custody agreements and other similar documents reasonably required under the terms of such underwriting agreement; any such underwriting agreement shall also contain such representations, warranties, indemnities and contributions as are customary in agreements of that type and are consistent with this Article II;

          (o) if Goldman, Sachs & Co. serves as the managing underwriter for a Registered Public Offering, to the extent required by applicable law, a Qualified Independent Underwriter (as defined in Conduct Rule 2720 of the National Association of Securities Dealers, Inc., a "QIU") shall be retained, and the Company shall pay such fees and expenses (other than underwriting discounts and commissions) of such QIU as are customary for a QIU acting in its capacity as a QIU; and

          (p) if Goldman, Sachs & Co. serves as the managing underwriter for a Registered Public Offering and proposes thereafter to act as a market-maker in the Common Stock, the Company and Goldman, Sachs & Co. will enter into an agreement providing for a market-maker prospectus on customary terms and conditions, provided that nothing shall limit the right of the Board of Directors to determine the primary securities market on which the Common Stock is listed or quoted.

The Company may require each Seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such Seller and the distribution of such securities as the Company may from time to time reasonably request in writing in order to satisfy disclosure requirements relating to selling shareholders.

     Section 2.8. Expenses. (a) The Company shall be obligated to pay Registration Expenses incurred only in connection with the first three Demand Requests made by any particular Founder pursuant to Section 2.1, provided that, if more than one Founder makes a

Demand Request in connection with a particular offering, only one such Founder shall be treated for this purpose as having made a Demand Request in such offering, which Founder shall be the one that has made the fewest number of Demand Requests or, if there is more than one such Founder, as such Founders may agree or, if they do not agree, any such Founder selected by the Company, and provided, further, that in determining the number of Demand Requests made by any Founder for the purpose of this sentence, a Demand Request shall be counted unless (i) such Demand Request is withdrawn and nullified pursuant to Section 2.2(a), (b) or (c), (ii) the registration statement fails to become effective (other than because such Demand Request has been withdrawn without being permitted to be nullified as aforesaid) or (iii) the Registered Public Offering fails to be consummated due to the failure of the Company to perform its obligations hereunder. The Company shall be obligated to pay Registration Expenses incurred in connection with a Demand Request made by a Founder and described in any of the foregoing clauses (i), (ii) and (iii), prior to such Founder's fourth Demand Request. The Company shall be obligated to pay Registration Expenses in connection with the Securitas Capital Fund's Demand Request made pursuant to Section 2.1. In determining when the Securitas Capital Fund's Demand Request shall have taken place for the purpose of the preceding sentence, a Demand Request made by Securitas Capital Fund shall be counted as the Securitas Capital Fund's one Demand Request unless any of the foregoing clauses (i), (ii) and (iii) applies. The Company shall be obligated to pay Registration Expenses incurred in connection with a Demand Request made by Securitas Capital Fund and described in any of the foregoing clauses (i), (ii) and (iii). The Company shall pay Registration Expenses incurred in connection with each Registered Public Offering effected pursuant to Section 2.4.

          (b) Registration Expenses incurred in connection with the fourth or any subsequent Demand Request for a Registered Public Offering made by the same Founder (or by Specified Shareholders including the same Founder), shall be payable by the Sellers in proportion to the amount of shares of Common Stock sold for their respective account(s) in such offering, or pursuant to such other arrangements as the Company and the Sellers may agree.

          (c) If one or more Seller Specified Shareholders are participating in a Registered Public Offering pursuant to this Article II, they shall be entitled to select one counsel (reasonably acceptable to the Company) to represent all Sellers in connection with such offering, and the reasonable fees and expenses of such counsel shall be deemed to be Registration Expenses for such offering, payable as provided in this Section 2.8. If no Seller Specified Shareholders are participating in such offering or if they are participating in such offering but do not agree to a selection of such counsel, the Company shall be entitled to select such counsel. Nothing in this Section 2.8 shall prohibit a Seller from retaining separate counsel at such Seller's own expense.

          (d) All expenses incurred by any Seller in connection with a Registered Public Offering pursuant to this Article II that are not Registration Expenses shall be payable by such Seller.

                                   ARTICLE III

                                  MISCELLANEOUS

     Section 3.1. Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

     Section 3.2. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, conditions or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

     Section 3.3. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed, unless otherwise specified herein, to have been duly given if delivered or mailed, first class postage prepaid, or transmitted by telex or facsimile (a) if to the Specified Shareholders, at their respective addresses appearing in Schedule I hereto or at such other address as any of the Specified Shareholders may have furnished to the other Specified Shareholders and the Company in writing, and
(b) if to the Company at Allied World Assurance Company Holdings, Ltd, 43 Victoria Street, Hamilton HM 12, Bermuda, Attention: General Counsel, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019,
Attention: Steven A. Seidman, Esq., or such other address as the Company may have furnished to the Specified Shareholders in writing. Any notice, request, demand or other communication delivered hereunder will be conclusively deemed to have been given: (i) if by personal delivery, upon the actual delivery thereof;
(ii) if by certified or registered mail, on the fifth Business Day following the deposit thereof in the mail; and (iii) if by electronic means, on the day of transmittal thereof if given on a Business Day during normal business hours or on the next succeeding Business Day if given at other times. A party giving notice, request, demand or other communication by electronic means shall send the original thereof by personal delivery or by certified or registered mail unless the intended recipient agrees otherwise.

     Section 3.4. Applicable Law; Venue. The substantive laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, without regard to conflicts of law doctrines. Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and the appellate courts thereof. Each party hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at the address for notices set forth herein. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     Section 3.5. Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement, including any such provisions, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

     Section 3.6. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer, on any person other than the parties hereto (and solely to the extent specified in Section 2.6(f), the officers, directors, general partners and controlling Persons of any underwriter or Seller or of the Company) and their respective successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     Section 3.7. Amendment and Termination of this Agreement. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each of AIG, Chubb and the Goldman Sachs Funds and, only if such change, waiver, discharge or termination materially and adversely affects Securitas Capital Fund hereunder as a Specified Shareholder, Securitas Capital Fund, in each case, so long as such Specified Shareholder continues to beneficially own Registrable Securities. Notwithstanding the foregoing, the rights and obligations of a party to this Agreement may be modified or waived by the Company with the prior written consent of such party, but only if such modification or waiver does not adversely affect the rights or obligations of any other party hereto.

     Section 3.8. Waiver. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

     Section 3.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

     Section 3.10. Injunctive Relief. The parties hereto acknowledge and agree that it will be impossible to measure in money the damages that would be suffered if any party hereto violates any of the terms of this Agreement and that any such violation will cause an aggrieved party irreparable injury for which an adequate remedy at law is not available. Therefore, the parties hereto shall be entitled (in addition to any other remedy to which they may be entitled in law or in equity) to specific performance or an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any party hereto from committing any violations of the provisions of this Agreement, and none of the parties hereto shall raise the defense that there is an adequate remedy at law or request that any bond be posted in connection with seeking such equitable relief.

     Section 3.11. Recapitalizations, Exchanges, Etc. Affecting the Shares of Common Stock; New Issuances. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Common Stock and to any and all equity or debt securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of, such Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.

     Section 3.12. Rule 144. The Company, at the Company's expense, covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales in compliance with Rule 144 under the Securities Act), and it will take such further reasonable action, to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any holder of Registrable Securities, the Company will deliver, at the Company's expense, to such holder a certificate, signed by an Officer of the Company, containing a statement contemplated by Rule 144(c)(1) under the Securities Act as to whether it has complied with such information and filing requirements.

                  [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly as of the date first above written.

                                        ALLIED WORLD ASSURANCE COMPANY
                                        HOLDINGS, LTD


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        AMERICAN INTERNATIONAL GROUP, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE CHUBB CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SECURITAS ALLIED HOLDINGS, LTD


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GS CAPITAL PARTNERS 2000, L.P.

                                        By: GS Advisors 2000, L.LC.
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.

                                        By: GS Advisors 2000, L.LC.
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GS CAPITAL PARTNERS 2000 GMBH & CO.
                                        BETEILIGUNGS KG

                                        By: Goldman Sachs Management GP GmbH
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GS CAPITAL PARTNERS 2000
                                        EMPLOYEE FUND, L.P.

                                        By: GS Employee Funds 2000 GP, L.L.C.
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        STONE STREET FUND 2000, L.P.

                                        By: Stone Street 2000, L.L.C.
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BRIDGE STREET SPECIAL
                                        OPPORTUNITIES FUND 2000, L.P.

                                        By: Bridge Street Special Opportunities
                                            2000, L.L.C.
                                            Its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE I

          SPECIFIED SHAREHOLDER                          ADDRESS
          ---------------------                          -------
American International Group, Inc.

The Chubb Corporation

GS Capital Partners 2000, L.P.

GS Capital Partners 2000 Offshore, L.P.

GS Capital Partners 2000 Employee
Fund, L.P.

GS Capital Partners 2000 GmbH & Co.
Beteiligungs KG

Stone Street Fund 2000, L.P.

Bridge Street Special Opportunities
Fund 2000, L.P.

Securitas Allied Holdings, Ltd.